UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): April 2, 2019
Horizon Global Corporation (Exact Name of Registrant as Specified in Charter)

Delaware	001-37427	47-3574483
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Big Beaver Road, Suite 555, Troy, Michigan _____________________		48084 ___________ (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(248) 593-8820 _____________

Not Applicable
________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;         Compensatory Arrangements of Certain Officers.
On April 3, 2019, the Board of Directors (the “Board”) of Horizon Global Corporation (the “Company”) increased the size of the Board from seven to nine directors and appointed Frederick A. “Fritz” Henderson, John C. Kennedy, Ryan Langdon, Brett N. Milgrim, Mark D. Weber and Harry J. Wilson to fill the newly created directorships and vacancies created by the director resignations described below, effective immediately. Messrs. Henderson and Wilson will serve in the class of directors whose terms expire at the Company’s 2019 annual meeting of stockholders, Messrs. Langdon and Weber will serve in the class of directors whose terms expire at the Company’s 2020 annual meeting of stockholders and Messrs. Kennedy and Milgrim will serve in the class of directors whose terms expire at the Company’s 2021 annual meeting of stockholders. Messrs. Henderson, Kennedy, Langdon, Milgrim, Weber and Wilson were appointed to the Board in connection with the Company’s new second lien term loan facility.
As non-employee directors, Messrs. Henderson, Kennedy, Langdon, Milgrim, Weber and Wilson will receive compensation in the same manner as the Company’s other non-employee directors, which compensation the Company disclosed in its definitive proxy statement for its 2018 annual meeting of stockholders filed with the Securities and Exchange Commission on April 3, 2018.
Mr. Henderson is the former chair and chief executive officer of Suncoke Energy, Inc. Mr. Kennedy is currently the president and chief executive officer of Autocam Medical. Mr. Langdon is a senior managing director of Newport Global Advisors. Mr. Milgrim is currently the co-chair of Loar Group, Inc. Mr. Weber serves as the chief operating officer of Federal Signal Corporation. Mr. Wilson is the founder and chief executive officer of MAEVA Group, LLC.
Additionally, on April 2, 2019, Richard L. DeVore, Scott G. Kunselman, Richard D. Siebert and Maximiliane C. Straub resigned from the Board. The Board expressed its thanks to Messrs. DeVore, Kunselman and Siebert and Ms. Straub for their service to the Board.
A copy of the Company’s press release announcing the appointments of Messrs. Henderson, Kennedy, Langdon, Milgrim, Weber and Wilson, as well as the resignations of Messrs. DeVore, Kunselman and Siebert and Ms. Straub, is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.
The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release dated April 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	April 4, 2019	By:	/s/ Jay Goldbaum
		Name:	Jay Goldbaum
		Title:	General Counsel and Corporate Secretary